Income Taxes (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012
Income Taxes (Textual) [Abstract]
Total unrecognized tax benefits	$ 157
Tax benefits affecting effective tax rate	47
Reversal of unrecognized tax benefits within the next twelve months	60
Time period for unrecognized tax benefits reversal	Next twelve months
Payment of interest accrued	80
Accrued penalties related to unrecognized tax benefits	$ 0